IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS ESG International Core Equity Fund

DWS Investment Management Americas, Inc., the fund’s investment advisor, is updating the sustainability criteria applicable to the fund. The following changes will be implemented with the fund’s next rebalance after January 15, 2025.
The following disclosure replaces the existing similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGIES” section of the fund’s summary prospectus and under the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary section of the fund's prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in foreign equities, mainly common stocks, which meet the Advisor’s sustainability criteria. The fund may, at the discretion of portfolio management, invest up to 20% of net assets in investments that do not meet such sustainability criteria, including derivatives and securities of issuers for which environmental, social and governance (“ESG”) assessments have not been performed or are incomplete. Although the fund can invest in companies of any size and from any country, it invests primarily in stocks in the MSCI EAFE ® Index. Portfolio management may favor securities from different industries, companies, regions or countries at different times.
Management process. Portfolio management uses a combination of proprietary ESG assessments and proprietary quantitative models to identify investments for the fund. As described further below, the ESG assessments are used to evaluate whether investments meet the Advisor’s sustainability criteria. The proprietary quantitative models used by portfolio management to construct the fund’s portfolio are based primarily on traditional fundamental factors and do not explicitly incorporate ESG factors in identifying investments for the fund.
ESG Assessments
Potential investments are assessed using a proprietary DWS ESG methodology, which is applied using a number of ESG assessments. The ESG assessments utilize a proprietary software tool (the “DWS ESG Engine”) and seek to identify issuers that fail to meet certain minimum ESG standards in their operations and/or are significantly involved in, or significantly exposed to, certain controversial business areas and activities, in each case as determined by the DWS ESG Engine based on various inputs and calculation methodologies.
The DWS ESG Engine uses data primarily from several third-party ESG data vendors and public sources to derive issuer grades for certain ESG assessments. Such graded ESG assessments are based on a letter scale from “A” to “F,” in which each issuer receives one of six possible grades, with “A” representing the highest grade and “F” representing the lowest grade on the scale. In order to meet the Advisor’s sustainability criteria, an issuer must receive a grade of “E” or above.
For other ESG assessments, the DWS ESG Engine seeks to evaluate issuers for involvement in, or exposure to, business activities which have a high potential for negative social and/or environmental impacts, including fossil fuels, certain weapons categories or certain controversial sectors (collectively, “controversial sectors and weapons”). These assessments may be revenue-based or categorical.
An issuer must satisfy each of the following ESG assessments in order to meet the Advisor’s sustainability criteria:
DWS Climate and Transition Risk Assessment
The DWS Climate and Transition Risk Assessment is designed to evaluate issuers in the context of climate change and environmental changes, for example, with respect to greenhouse gas emissions reduction and water conservation. Issuers that are determined to contribute less to climate change and other negative environmental changes, or to be less exposed to these risks, receive better grades.
DWS Norm Assessment
The DWS Norm Assessment is designed to evaluate the behavior of issuers within the framework of the principles of the United Nations (UN) Global Compact, the standards of the International Labor Organization, and other generally accepted international standards and principles. The DWS Norm Assessment examines, for example, an issuer’s practices and impacts related to human rights, workers’ rights, child or forced labor, the environment, and business ethics.
UN Global Compact Assessment
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In addition to the DWS Norm Assessment, an issuer will not meet the Advisor’s sustainability criteria if it is determined to be directly involved in one or more very severe, unresolved controversies related to the principles of the UN Global Compact.
DWS ESG Quality Assessment
The DWS ESG Quality Assessment utilizes a peer group comparison and is designed to evaluate an issuer’s overall ESG performance, based on consensus among several ESG data vendors (best-in-class approach), for example, concerning the handling of environmental changes, product safety, employee management or corporate ethics. The peer group for an issuer is comprised of other issuers in the same industry. Issuers determined to exhibit better overall ESG performance relative to their peer group receive a better grade, while issuers determined to exhibit worse overall ESG performance relative to their peer group receive a worse grade.
Exposure to controversial sectors and weapons
An issuer will not meet the Advisor’s sustainability criteria if it is determined that it is significantly involved in, or significantly exposed to (each as determined by certain minimum revenue thresholds, generally 0-10%), certain controversial business areas and business activities, including: controversial weapons, the defense industry, civil handguns or ammunition, tobacco products, gambling, adult entertainment, palm oil, nuclear power generation, uranium mining and/or uranium enrichment, extraction of crude oil, unconventional extraction of crude oil and/or natural gas, coal mining and oil extraction, power generation from coal, power generation from and other use of other fossil fuels (excluding natural gas), and mining and exploration of and services in connection with oil sands and oil shale. An issuer also will not meet the Advisor’s sustainability criteria if it is identified as having coal expansion plans, such as additional coal mining, coal production or coal usage.
Changes to the Advisor’s Sustainability Criteria / Adjustments to individual ESG assessment scores
The Advisor’s sustainability criteria may be updated periodically to, among other things, add or remove ESG assessments, change the methodology applicable to an ESG assessment, or revise an ESG assessment grade or revenue threshold for meeting the Advisor’s sustainability criteria.
In addition, in certain circumstances, a DWS internal review process allows for adjustment to certain individual assessment scores, as calculated by the DWS ESG Engine.
Proprietary Quantitative Investment Models
The quantitative models utilized by portfolio management are research based and seek to identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
At the time of the portfolio’s scheduled rebalancing, a security may be sold when a quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark. A security also generally will be sold if it no longer meet’s the Advisor’s sustainability criteria.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management may (but is not obligated to do so) use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management may also use put options for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Derivatives used by the fund are not subject to the Advisor’s sustainability criteria.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund
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receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
The following disclosure replaces the existing similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGIES” section within the “FUND DETAILS” section of the fund’s prospectus.
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in foreign equities, mainly common stocks, which meet the Advisor’s sustainability criteria. The fund may, at the discretion of portfolio management, invest up to 20% of net assets in investments that do not meet such sustainability criteria, including derivatives and securities of issuers for which environmental, social and governance (“ESG”) assessments have not been performed or are incomplete. Although the fund can invest in companies of any size and from any country, it invests primarily in stocks in the MSCI EAFE ® Index. Portfolio management may favor securities from different industries, companies, regions or countries at different times.
Management process. Portfolio management uses a combination of proprietary ESG assessments and proprietary quantitative models to identify investments for the fund. As described further below, the ESG assessments are used to evaluate whether investments meet the Advisor’s sustainability criteria. The proprietary quantitative models used by portfolio management to construct the fund’s portfolio are based primarily on traditional fundamental factors and do not explicitly incorporate ESG factors in identifying investments for the fund.
ESG Assessments
Potential investments are assessed using a proprietary DWS ESG methodology, which is applied using a number of ESG assessments. The ESG assessments utilize a proprietary software tool (the “DWS ESG Engine”) and seek to identify issuers that fail to meet certain minimum ESG standards in their operations and/or are significantly involved in, or significantly exposed to, certain controversial business areas and activities, in each case as determined by the DWS ESG Engine based on various inputs and calculation methodologies.
The DWS ESG Engine uses data primarily from several third-party ESG data vendors and public sources to derive issuer grades for certain ESG assessments. Such graded ESG assessments are based on a letter scale from “A” to “F,” in which each issuer receives one of six possible grades, with “A” representing the highest grade and “F” representing the lowest grade on the scale. In order to meet the Advisor’s sustainability criteria, an issuer must receive a grade of “E” or above. For other ESG assessments, the DWS ESG Engine seeks to evaluate issuers for involvement in, or exposure to, business activities which have a high potential for negative social and/or environmental impacts, including fossil fuels, certain weapons categories or certain controversial sectors (collectively, “controversial sectors and weapons”). These assessments may be revenue-based or categorical. In certain circumstances, an additional DWS internal review process allows for adjustment to certain individual assessment scores, as calculated by the DWS ESG Engine. Internal reviews may take into account factors such as an issuer’s future expected ESG developments, plausibility of data with regard to past or future events, the willingness to engage in dialogue on ESG matters and ESG-related decisions of a company. An internal review may occur, for example, if it is deemed that information is not reflected in the existing ESG grade because new information or insights have emerged that the ESG data vendors have not yet processed. Examples of information that may be considered in this review process include, but are not limited to, the announcement of new (or withdrawal from previously announced) climate-related commitments, or the resolution of legacy (or involvement in new) controversies.
An issuer must satisfy each of the following ESG assessments in order to meet the Advisor’s sustainability criteria:
DWS Climate and Transition Risk Assessment
The DWS Climate and Transition Risk Assessment is designed to evaluate issuers in the context of climate change and environmental changes, for example, with respect to greenhouse gas emissions reduction and water conservation. Issuers that are determined to contribute less to climate change and other negative environmental changes, or are less exposed to these risks, receive better grades.
The DWS Climate and Transition Risk Assessment is comprised of two pillars, the carbon pillar and the water pillar. The carbon pillar is designed to be a balanced carbon footprint ranking of an issuer, seeking to account for how carbon intensive its production is compared to its peers, how much emission can be avoided by its green products, if and how the issuer is positioned to evolve, how well-positioned the issuer is to absorb (or is insulated against) carbon price increases and whether the issuer offers climate solutions. The water pillar,
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which is calculated only for certain issuers as further described below, seeks to measure an issuer’s exposure to water-related risk and its water management practices.
Evaluation under the carbon pillar begins by intaking scores from a number of ESG data vendors. Each vendor takes its own approach and utilizes its own criteria, seeking to assess an issuer’s exposure to, and risks and/or opportunities presented by, a transition to a low-carbon world economy. Factors used by the vendors in their scoring include, but are not limited to, an issuer’s carbon footprint, as measured by its emissions (generally those resulting from the company’s own operations, and may include those related to the company’s supply chains and products), as measured against the issuer’s management of such factors, including greenhouse gas emissions reduction targets and reporting and environmental management programs. Another vendor scores reflects financial modeling seeking to assess the financial impacts on a given issuer of transition-related costs such as those resulting from the implementation of climate-related regulations, rising electricity prices, as well as those related to the effects of extreme weather events. Issuers deemed to have higher levels of transition risk, such as those that do not have in place adequate risk management relative to their carbon-related risk exposures, and those that are not anticipating and pursuing opportunities for climate solutions, generally receive lower vendor scores. Issuers perceived as managing risks well, such as those that have identified and are working to mitigate adverse transition risk impacts and those that have identified and are seeking to take advantage of opportunities for climate solutions, generally receive higher vendor scores. Using a proprietary DWS methodology, the individual ESG data vendor scores are translated into standardized scores, aggregated and averaged to arrive at single consensus cross-vendor score. This score is then mapped to a corresponding DWS Carbon Risk Grade ranging from A (low carbon risk) to F (significant carbon risk).
Issuers are evaluated under the water pillar only when deemed water risk relevant. This water-relevance screening uses vendor data to evaluate an issuer’s water consumption activities against the issuer’s revenues to derive a measure of water risk exposure. The rationale for removing issuers from evaluation is that certain issuers, simply by the nature of their business activities, have negligible water-related risk, and assigning those issuers high grades would not necessarily align with the assessment, which is intended to capture both risk and an issuer’s management of such risk. For those issuers in scope, evaluation under the water pillar begins by intaking scores from a number of ESG data vendors. Each vendor takes its own approach and utilizes its own criteria, seeking to assess an issuer’s water-related risk exposure and the issuer’s management of such risk. Factors used by the vendors in their scoring include, but are not limited to, the extent to which an issuer’s primary business lines are water-intensive, the extent to which an issuer’s operations are located in geographies projected to experience water stress and scarcity, an issuer’s responsible use of water (i.e., pollution), and efforts to reduce exposure through more water-efficient processes, alternative water sources or water recycling. Issuers deemed to have higher levels of water-related risk exposure and/or to be managing those risks poorly generally receive lower vendor scores, while issuers perceived as having lower water risk exposure and/or to be managing those risks well, generally receive higher vendor scores. Using a proprietary DWS methodology, the individual ESG data vendor scores are translated into standardized scores, aggregated and averaged to arrive at a single consensus cross-vendor score measuring the issuer’s water risk exposure and water risk management. This water risk score is then adjusted to account for any identified water-related norm controversies (see the discussion below on norm assessments), and then supplemented by a score for water opportunities, as represented by a company’s contribution to United Nations Sustainable Development Goal number 6 (“SDG-6”). The United Nations Sustainable Development Goals were adopted by the United Nations in 2015 as a blueprint seeking to achieve a sustainable future by addressing global challenges including poverty, inequality, climate change, environmental degradation, peace and justice. UN SDG-6 seeks to “Ensure availability and sustainable management of water and sanitation for all.” To calculate the water opportunity score, ESG data vendor data is used to attribute a company’s revenues with UN SDG-6. The water opportunity score is added to the water risk score, the total of which is then mapped to a corresponding DWS Water Risk and Opportunity Grade ranging from A (low water-related risk) to F (significant water-related risk).
For issuers that receive both a DWS Carbon Risk Grade and a DWS Water Risk and Opportunity Grade, the two grades are aggregated to form the DWS Climate and Transition Risk Grade. For issuers that receive only a DWS Carbon Risk Grade, the DWS Carbon Risk Grade serves also as the DWS Climate and Transition Risk Grade. The DWS Climate and Transition Grade ranges from A (low risk) to F (significant risk).
DWS Norm Assessment
The DWS Norm Assessment is designed to evaluate the behavior of issuers within the framework of the principles of the United Nations (UN) Global Compact, the standards of the International Labor Organization, and other generally accepted international standards and principles. The DWS
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Norm Assessment examines, for example, an issuer’s practices and impacts related to human rights, workers’ rights, child or forced labor, the environment, and business ethics.
The DWS Norm Assessment seeks to identify issuers operating within (or outside of) generally accepted international norms based on a cross-vendor consensus. Each ESG data vendor included in the assessment takes its own approach and utilizes its own criteria when identifying and evaluating incidents involving the impact of an issuer’s operations, products and services, or governance practices. Although each ESG data vendor’s approach differs, they are all generally designed to analyze news reports, regulatory filings and other public sources to first identify incidents (e.g., environmental spills, workplace accidents, health and safety fines) that relate to violations (or alleged violations) of established expectations for responsible business conduct as defined by various recognized frameworks such as the UN Global Compact, the Organization for Economic Cooperation and Development (“OECD”) Guidelines for Multinational Enterprises, the UN Principles for Business and Human Rights, International Labor Organization(“ILO”) conventions and the United Nations Declaration on the Rights of Indigenous Peoples. Each ESG data vendor then evaluates these incidents to place them on a scoring scale based on various considerations such as the severity of the violation or harm caused, the issuer’s level of involvement (i.e., direct or indirect), whether the controversy or incident is resolved or is ongoing, and may also take into account the issuer’s remediation efforts and/or the risks to the issuer itself whether operational, legal or reputational. Incidents deemed to be the most severe generally produce lower vendor scores, and those deemed to have minimal impact, generally produce higher vendor scores. Each issuer may receive multiple scores from each ESG data vendor depending on the number of incidents in which it is found to be involved. The lowest vendor score received by an issuer is selected as that company’s final ESG data vendor score.
Using a proprietary DWS methodology, each ESG data vendor score is mapped to a corresponding grade ranging from A (highest) to F (lowest). The resulting grades are then aggregated and averaged to arrive at a cross-vendor consensus DWS Norm Grade ranging from A (confirmed no issues) to F (highest severity).
UN Global Compact Assessment
In addition to the DWS Norm Assessment, an issuer will not meet the Advisor’s sustainability criteria if it is determined to be directly involved in one or more very severe, unresolved controversies related to the principles of the UN Global Compact.
The UN Global Compact is a set of ten principles designed to measure whether an issuer operates in a manner that, at minimum, meets fundamental responsibilities in the areas of human rights, labor, environment and anti-corruption. An issuer will not meet the Advisor’s sustainability criteria if it is identified as failing to meet the principles of the UN Global Compact, even if that issuer received a DWS Norm Grade otherwise sufficient to meet the Advisor’s sustainability criteria.
DWS ESG Quality Assessment
The DWS ESG Quality Assessment utilizes a peer group comparison and is designed to evaluate an issuer’s overall ESG performance, based on consensus among several ESG data vendors (best-in-class approach), for example, concerning the handling of environmental changes, product safety, employee management or corporate ethics. The peer group for an issuer is comprised of other issuers in the same industry. Issuers determined to exhibit better overall ESG performance relative to their peer group receive a better grade, while issuers determined to exhibit worse overall ESG performance relative to their peer group receive a worse grade.
The DWS ESG Quality Assessment process begins by intaking each of the top-level ESG data vendor scores. Each ESG data vendor takes its own approach and utilizes its own criteria which, in the aggregate, consists of more than a hundred performance indicators covering a wide variety of environmental, social and governance issues such as those referenced above. Underlying these vendor scores is the principle that ESG-related issues can potentially affect the economic value of a company and that certain companies may be more sensitive or vulnerable to such issues than others. The ESG data vendors believe that these ESG-related issues present as risk, primarily in the form of missed opportunities or unanticipated costs. Accordingly, the vendors seek to identify sector and company relevant indicators and evaluate the perceived magnitude of the risk presented by each, including how such risks are managed (or unmanaged) by the company. The vendors assess covered issuers using their own established scoring models and methodology, resulting in a score intended to reflect how well the ESG data vendor believes an issuer is positioned to capitalize on ESG-related opportunities and/or managing key ESG-related risks associated with its business. Issuers deemed to have higher levels of risk, such as those that are not anticipating and pursuing opportunities and those that do not have in place adequate risk management relative to their risk exposures, generally receive lower vendor scores. Issuers perceived as managing risks well, such as
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those that have identified and are seeking to take advantage of opportunities and those that have identified and are working to mitigate adverse impacts, generally receive higher vendor scores.
Using a proprietary DWS methodology, each ESG data vendor score is translated into a standardized score to allow for comparability and use in calculating the DWS ESG Quality Grade. Issuers are then assigned to regional and industry peer groups in which similarly situated issuers are evaluated against each other and ranked on consensus overall ESG performance to arrive at the DWS ESG Quality Grade, ranging from A (true leader) to F (true laggard).
Exposure to controversial sectors and weapons
An issuer will not meet the Advisor’s sustainability criteria if it is determined that it is significantly involved in, or significantly exposed to (each as determined by certain minimum revenue thresholds, generally 0-10%), certain controversial business areas and business activities.
For the purposes of the Advisor’s sustainability criteria, controversial sectors include:
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Manufacturing of products and/or provision of services in the defense industry
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Manufacturing and/or distribution of civil handguns or ammunition
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Manufacturing of tobacco products
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Manufacturing of products in and/or provision of services for the gambling industry
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Manufacturing of adult entertainment
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Manufacturing of palm oil
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Nuclear power generation and/or uranium mining and/or uranium enrichment
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Extraction of crude oil
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Unconventional extraction of crude oil and/or natural gas (including oil sand, oil shale/shale gas, Arctic drilling)
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Coal mining
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Power generation from coal
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Coal mining and oil extraction
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Power generation from and other use of fossil fuels (excluding natural gas)
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Mining and exploration of and services in connection with oil sands and oil shale
The Advisor’s sustainability criteria also seeks to exclude issuers with coal expansion plans, such as additional coal mining, coal production or coal usage based on an internal identification methodology. The aforementioned coal-related activities only apply to so-called thermal coal, i.e., coal that is used in power stations for energy production.
Controversial weapons
For the purposes of the Advisor’s sustainability criteria, controversial weapons are defined as:
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anti-personnel mines
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cluster munitions
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chemical and biological weapons
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nuclear weapons
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depleted uranium weapons
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incendiary bombs containing white phosphorus
An issuer will not meet the Advisor’s sustainability criteria is it is identified as a manufacturer or manufacturer of key components of any of the aforementioned controversial weapons.
Changes to the Advisor’s Sustainability Criteria
The Advisor’s sustainability criteria may be updated periodically to, among other things, add or remove ESG assessments (including adding or removing business areas and activities deemed to be controversial sectors or weapons), change the methodology applicable to an ESG assessment (including to account for changes to the underlying methodologies used by the various ESG data vendors), or revise an ESG assessment grade or revenue threshold for meeting the Advisor’s sustainability criteria.
Proprietary Quantitative Investment Models
The quantitative models utilized by portfolio management are research based and seek to identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
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At the time of the portfolio’s scheduled rebalancing, a security may be sold when a quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, or to maintain portfolio characteristics similar to the fund’s benchmark A security also generally will be sold if it no longer meet’s the Advisor’s sustainability criteria.
Derivatives. The fund may invest in derivatives, which are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. In particular, portfolio management may use futures contracts as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management may (but is not obligated to do so) use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management may also use put options for hedging and volatility management purposes.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Derivatives used by the fund are not subject to the Advisor’s sustainability criteria.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
The following disclosure replaces the existing similar disclosure contained under the “MAIN RISKS” section of the fund’s summary prospectus, and under the “MAIN RISKS” section of the summary section and “FUND DETAILS” section of the fund’s prospectus.
ESG investing risk. Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider ESG factors. In addition, the fund may be required to sell a security when it might otherwise be disadvantageous to do so. The ESG research and assessments used by the Advisor are based on information that is publicly available and/or provided by the companies themselves or by third parties. Such information may be unavailable or unreliable or out of date and, with respect to information provided by third parties, may be based on criteria that differ among data providers. The reliability and comparability of the data will affect the ESG assessments. There is no assurance that the ESG assessments used by the Advisor will be successful in identifying issuers that exhibit positive ESG performance, and neither a high ESG assessment grade nor inclusion in the fund is confirmation than an issuer exhibits positive ESG performance on any one or more ESG-related issues. Certain ESG assessments used by the Advisor are based on peer group comparisons, which may result in a favorable grade for an issuer that might not have received a favorable rating if compared to a broader universe of issuers. Additionally, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor.
Please Retain This Supplement for Future Reference
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